                                                                 EXHIBIT 10.26

                              EMPLOYMENT AGREEMENT

                                     BETWEEN

                          OGLETHORPE POWER CORPORATION
                      (AN ELECTRIC MEMBERSHIP CORPORATION)

                                       AND

                                 THOMAS A. SMITH


                         DATED AS OF SEPTEMBER 15, 1999

                              EMPLOYMENT AGREEMENT

                                     BETWEEN

                          OGLETHORPE POWER CORPORATION
                      (AN ELECTRIC MEMBERSHIP CORPORATION)

                                       AND

                                 THOMAS A. SMITH


                               TABLE OF CONTENTS

ARTICLE 1
EMPLOYMENT........................................................................................................2

ARTICLE 2
TERM AND OTHER EMPLOYMENT.........................................................................................2

         2.1      Term............................................................................................2
         2.2      Automatic Renewal...............................................................................2
         2.3      Other Employment................................................................................2
         2.4      Compensation From Other Boards And Similar Actions..............................................2

ARTICLE 3
PERFORMANCE REVIEWS AND COMPENSATION..............................................................................3

         3.1      Basic Compensation..............................................................................3
         3.2      Adjustments to Basic Compensation...............................................................3

ARTICLE 4
DUTIES............................................................................................................3

ARTICLE 5
EMPLOYER PROVIDED BENEFITS........................................................................................4

         5.1      Basic Benefits..................................................................................4
         5.2      Modification Of Benefits........................................................................4
         5.3      Variable Pay....................................................................................4
         5.4      Special Incentives..............................................................................5

ARTICLE 6
EMPLOYEE EXPENSES.................................................................................................5

ARTICLE 7
TERMINATION OF EMPLOYMENT.........................................................................................5

         7.1      Termination For Cause...........................................................................5
         7.2      Notice Of Decision By Employer..................................................................5
         7.3      Effect Of Termination For Cause.................................................................6


         7.4      Termination Without Cause.......................................................................6
         7.5      Receipt In Lieu Of Other Compensation...........................................................7
         7.6      Mutual Release..................................................................................7
         7.7      No Duty To Mitigate.............................................................................7

ARTICLE 8
NOTICE TO EMPLOYER UPON VOLUNTARY RESIGNATION.................................................................... 8

ARTICLE 9
COVENANT NOT TO COMPETE.......................................................................................... 8

         9.1      Scope And Term..................................................................................8
         9.2      Reasonableness Of Provision.....................................................................8
         9.3      Failure Of Employer To Provide 9.1 Consent......................................................8

ARTICLE 10
ARBITRATION...................................................................................................... 9

         10.1     Agreement To Arbitrate......................................................................... 9
         10.2     Procedure...................................................................................... 9
         10.3     Required Notice...............................................................................  9
         10.4     Right To Additional Relief.................................................................... 10
         10.5     Reimbursement Of Expenses....................................................................  10

ARTICLE 11
FURTHER RESTRUCTURING........................................................................................... 10

         11.1     Recognition Of Possible Future Restructuring...................................................10
         11.2     Sale Or Transfer Of Employer...................................................................10

ARTICLE 12
RURAL UTILITIES SERVICE REQUIREMENTS.............................................................................11

         12.1     Rights Of Employer Upon Event Of Default.......................................................11
         12.2     Effective Termination Under Section 11.1.......................................................11

ARTICLE 13
MISCELLANEOUS....................................................................................................11

         13.1     Third Party Beneficiaries......................................................................11
         13.2     Notices........................................................................................12
         13.3     Waiver Of Breach...............................................................................12
         13.4     Assignment.....................................................................................12
         13.5     Governing Law..................................................................................12
         13.6     Employee's Attorneys' Fees.....................................................................12
         13.7     Severability...................................................................................12
         13.8     Counterparts...................................................................................13
         13.9     Entire Agreement...............................................................................13
         13.10    Captions.......................................................................................13
         13.11    Prior Employment Contract......................................................................13

                              EMPLOYMENT AGREEMENT

                                     BETWEEN

                          OGLETHORPE POWER CORPORATION
                      (AN ELECTRIC MEMBERSHIP CORPORATION)

                                       AND

                                 THOMAS A. SMITH

         This EMPLOYMENT AGREEMENT ("Agreement") is made and entered into effective the 15th day of September, 1999 by and between THOMAS A. SMITH ("Employee") and OGLETHORPE POWER CORPORATION (An Electric Membership Corporation) ("Employer") (individually a "Party" or collectively "the Parties").

                                   WITNESSETH:
                                   -----------

         WHEREAS, the Board of Directors of Employer elected Employee to serve as its President and Chief Executive Officer, effective September 15th, 1999;

         WHEREAS, Employee desires to formalize his employment relationship with Employer and to ensure the security of his position;

         WHEREAS, Employer is willing to enter into an agreement with Employee, and Employee is willing to enter into an agreement on that same basis.

         NOW THEREFORE, in consideration of the promises contained herein and other good and valuable consideration, the Parties agree as follows:

                                    ARTICLE 1
                                   EMPLOYMENT

         Employer employs Employee and Employee accepts employment as Employer's President and Chief Executive Officer upon the terms and conditions set forth herein.

                                    ARTICLE 2
                            TERM AND OTHER EMPLOYMENT

         2.1 TERM. Subject to the provisions for automatic renewal and termination as provided herein below, the term of this Agreement shall be effective as of September 15th, 1999 and shall terminate at 12:00 a.m. on December 31st, 2002.

         2.2 AUTOMATIC RENEWAL. This Agreement shall be automatically extended for an unlimited number of one-year periods, unless on or before December 31st, 2000, or twenty-five (25) months before the expiration of any extension thereof, either Party provides to the other written notice of its desire not to automatically renew this Agreement.

         2.3 OTHER EMPLOYMENT. Employee agrees that unless this Agreement is terminated in accordance with Article 7 hereof, during the term of this Agreement he will not, without the consent of Employer, accept employment with any employer other than Employer.

         2.4 COMPENSATION FROM OTHER BOARDS AND SIMILAR ACTIONS. Notwithstanding
Section 2.3, Employee may receive compensation for participation on boards of directors or similar part-time associations, provided that such participation does not interfere with the performance of his employment obligations to Employer and that such participation has been approved in advance by the Employer's Board of Directors.

                                    ARTICLE 3
                      PERFORMANCE REVIEWS AND COMPENSATION

         3.1 BASIC COMPENSATION. For all services rendered by Employee under this Agreement, Employer shall pay Employee an annual base salary ("Base Compensation") as determined from time to time in accordance with this Agreement. In no event shall Base Compensation be less than Two Hundred and Fifty Thousand Dollars ($250,000.00) per year, payable in equal installments on the 15th and the last business day of each month.

         3.2 ADJUSTMENTS TO BASIC COMPENSATION. On an annual basis, Employer's Board of Directors shall review the compensation plan of Employer for the purpose of determining what, if any, adjustments are to be made to the base compensation for Employer's associate positions. Employee's Base Compensation will be reviewed in accordance with this process. The Board of Directors will make such adjustments, if any, in Employee's Base Compensation as it deems appropriate as part of this annual review. Any such adjustments will be effective with the effective date for all other Employer associates.

                                    ARTICLE 4
                                     DUTIES

         Employee shall serve as the President and Chief Executive Officer of Employer and, as directed by the Board of Directors, any subsidiary of Employer. In these roles he shall manage the day-to-day affairs of the Employer and any such subsidiary. Employee shall have such other duties and responsibilities as from time-to-time may be reasonably assigned to him by the Boards of Directors of Employer, and that are consistent with Employee's role as its President and Chief Executive Officer and with the bylaws of Employer or any subsidiary of Employer.

                                    ARTICLE 5
                           EMPLOYER PROVIDED BENEFITS

         5.1 BASIC BENEFITS. Employer currently provides to all of its associates, including Employee, a comprehensive benefits package. During the term of his employment, Employee shall be entitled to receive and shall be allowed to participate in these benefits on the terms and conditions as provided in the policies and practices of Employer as the same may be modified from time-to-time by Employer's Board of Directors.

         5.2 MODIFICATION OF BENEFITS. Employee recognizes that it is within the sole discretion of Employer's Board of Directors to modify the benefits of Employer from time-to-time and agrees that no claim will arise against Employer by virtue of its Board of Directors' exercise of its rights to modify Employer's benefits package. In addition, Employee shall be entitled to five (5) weeks paid vacation time and an automobile or an automobile allowance and such benefits shall not be reduced during the term of this Agreement (including any extensions thereof).

         5.3 VARIABLE PAY. Prior to January 31st of each year, the Employer's Board of Directors shall establish Employee's goals to be accomplished during that calendar year. These may be goals that can be fully accomplished during that calendar year or intermediate milestones for corporate initiatives, which cannot be accomplished during that calendar year. Each goal shall have associated with it a percentage of the Employee's Base Compensation, which he can earn upon accomplishment of the goal. These amounts shall be in addition to the Base Compensation provided for in Section 3.1. The total percentage opportunity of variable pay, which may be earned upon accomplishment of all annual goals, shall in no event be less than the total percentage that may be earned by Employee during Employee's first year of employment.

         5.4 SPECIAL INCENTIVES. From time to time the Employer's Board of Directors may, but is not required to, establish additional special goals for Employee, the accomplishment of which will result in the payment of compensation in addition to the compensation provided for in Sections 3.1 and 5.3.

                                    ARTICLE 6
                                EMPLOYEE EXPENSES

         Employee is authorized to incur reasonable business expenses on behalf of Employer and its subsidiaries in performing his duties. Such reasonable expenses shall be promptly paid (or reimbursed as applicable) by Employer.

                                    ARTICLE 7
                            TERMINATION OF EMPLOYMENT

         7.1 TERMINATION FOR CAUSE. Employer may terminate Employee's employment at any time for cause. Cause shall exist if Employee intentionally commits an act or acts of dishonesty, which constitute a felony or job-related misdemeanor, or an act or acts which breach Employee's fiduciary duties to Employer, or a subsidiary of Employer, for which he is acting as President and Chief Executive Officer and which either: (1) causes material harm to Employer, or a subsidiary of Employer, for which he is acting as President and Chief Executive Officer;
(2) materially and unlawfully impairs the reputation of Employer, or a subsidiary of Employer, for which he is acting as President and Chief Executive Officer; or (3) materially interferes with the operations of the Employer, or a subsidiary of Employer, for which he is acting as President and Chief Executive Officer.

         7.2 NOTICE OF DECISION BY EMPLOYER. Employer shall provide written notice specifying with particularity the action or inactions constituting cause. Employee shall have the right, but not the obligation, to appear with or without counsel, as he elects, before the Employer's Board of Directors to respond to any allegation that serves as the basis for the termination, prior to the effective date of the termination. The failure of Employee to make such appearance shall in no way affect or prejudice the rights of either Party to arbitrate a dispute under Article 10 below. Employee shall be given at least ten
(10) days actual written notice of the date, terms, and place of an appearance before the Board of Directors.

         7.3 EFFECT OF TERMINATION FOR CAUSE. In the event of a termination for cause by Employer, Employer shall pay all amounts due, which are then accrued but unpaid, within thirty (30) days after the date of notice. In the event that such termination for cause occurs prior to December 31 of any year covered by this Agreement, Employee shall not be entitled to compensation under Sections
5.3 and 5.4, except for any amount which may have been earned, but unpaid in the previous calendar year.

         7.4 TERMINATION WITHOUT CAUSE. Employer may terminate Employee's employment at any time without cause. However, in the event Employee is terminated by Employer without cause, Employee shall be entitled to receive (in addition to accrued salary and benefits, including amounts earned under Sections
5.3 and 5.4 during the previous year but unpaid) the following amounts in lump-sum form payable within thirty (30) days of such termination without cause:
(a) all Base Compensation (at the then applicable yearly rate) he would be entitled to receive through the then applicable term of the Agreement. In no event shall this amount be greater than two (2) years' Base Compensation (at the then applicable yearly rate) nor less than one (1) year's Base Compensation (at the then applicable yearly rate), and (b) an amount equal to the cost of providing all health and dental insurance during the remaining term of the Agreement or one (1) year, whichever is longer. A resignation by Employee within one hundred eighty (180) days of any of the following events shall also be deemed a termination without cause and shall entitle Employee to all benefits available under this Agreement for termination without cause: (a) a material reduction or alteration of Employee's title or responsibilities in a manner that is inconsistent with Employee's position, or (b) a change in the location of Employee's principal office by more than fifty (50) miles.

         7.5 RECEIPT IN LIEU OF OTHER COMPENSATION. Employee acknowledges that the receipt of the compensation outlined in this Article is in lieu of any other amounts that he may be entitled to receive for any reason related to his employment by Employer or, as appropriate, a subsidiary of Employer and in lieu of any monies he would otherwise be entitled to receive under any then applicable corporate policy.

         7.6 MUTUAL RELEASE. Employee agrees that in the event of a termination without cause, as a condition precedent to receipt of the monies described in this Article 7, he shall execute a mutual release of all claims (other than vested benefits) against Employer, its Members, Directors, officers, agents, associates, subsidiaries, affiliates and attorneys, and VICE VERSA, in language satisfactory to counsel for both Employer and Employee. The failure by the Employer to execute and provide a fully mutual release within forty-five (45) days shall eliminate Employee's duty to do same, but shall not delay Employer's duty to pay the monies as provided herein.

         7.7 NO DUTY TO MITIGATE. In the event Employee's employment is terminated in a manner that gives Employee a right to receive payment described in this Article 7 (collectively "damages"), Employee shall have no obligation to mitigate such damages, and no subsequent earnings shall serve as mitigation of the amounts owed to Employee by the Employer.

                                    ARTICLE 8
                  NOTICE TO EMPLOYER UPON VOLUNTARY RESIGNATION

         Employee agrees that should he choose to voluntarily separate himself from Employer, he will provide Employer with a minimum of sixty (60) days written notice. Said notice to be provided in accordance with the terms of this Agreement.

                                    ARTICLE 9
                             COVENANT NOT TO COMPETE

         9.1 SCOPE AND TERM. Employee agrees that in the event he voluntarily separates himself from Employer during the time periods covered by Article 2, he will not, for a period of one (1) year thereafter, unless he obtains written consent from the Chairman of the Board of Employer, which consent shall not be unreasonably withheld, become an officer, director, contractor, consultant or associate or in any way be employed with or for any competitor of Employer.

         9.2 REASONABLENESS OF PROVISION. Employee acknowledges that the provisions specified herein regarding his non-competition are fair and equitable under the circumstances and agrees that the period for such undertaking may be tolled or suspended pursuant to a court order for any period of time during which he is found by a court of competent jurisdiction to be in violation of this Article 9. Moreover, Employee acknowledges that should he be in violation of this Article 9, Employer shall be entitled to seek injunctive or monetary relief in a court of competent jurisdiction.

         9.3 FAILURE OF EMPLOYER TO PROVIDE 9.1 CONSENT. In the event that Employee voluntarily separates himself from Employer, and Employer does not provide written consent waiving the provisions of Section 9.1 above, on the termination date of Employee's employment, Employer shall provide one (1) year's compensation equivalent to Employee's Base Compensation and one (1) year's health and dental benefits. Such payment shall be made regardless of whether Employee obtains employment that does not violate Section 9.1.


                                   ARTICLE 10
                                   ARBITRATION

         10.1 AGREEMENT TO ARBITRATE. Except as otherwise provided in this Agreement, Employer and Employee hereby agree to resolve by binding arbitration all claims and controversies for which a court otherwise would be authorized by law to grant relief, in any way arising out of, relating to or associated with Employee's employment with Employer or any subsidiary of Employer, including disputes concerning the formation or terms of this Agreement and disputes regarding a determination by Employer's Board of Directors that there is "cause" for Employee's termination.

         10.2 PROCEDURE. Any such arbitration shall be in accordance with the then applicable rules of the American Arbitration Association ("AAA"). The arbitration hearing will be held before an experienced employment arbitrator or panel of such arbitrators licensed to practice law in the State of Georgia and selected by and in accordance with the rules of the AAA, as the exclusive remedy for such claim or dispute. The forum of such arbitration shall be Atlanta, Georgia.

         10.3 REQUIRED NOTICE. The Party seeking arbitration of a dispute, claim or controversy as required by this Article 10, must give specific written notice of any claim to the other Party within twelve (12) months of the date the Party seeking arbitration first has knowledge of the event giving rise to a claim or dispute; otherwise, the claim shall be void and deemed waived even if there is a federal or state statute of limitation which would have given more time to pursue the claim.

           /S/ T.A.S.                          /S/  J.C.E.
           ---------------------               ---------------------
           EMPLOYEE                            EMPLOYER

         10.4 RIGHT TO ADDITIONAL RELIEF. Notwithstanding the foregoing, Employer shall have the right to seek temporary and/or preliminary injunctive relief in a court of competent jurisdiction to enforce the terms of Article 9 hereof. The ultimate resolution of the underlying issues in such litigation shall, however, be subject to the agreement by the Parties to resolve any disputes by arbitration as set forth herein.

         10.5 REIMBURSEMENT OF EXPENSES. Employer shall be responsible for payment of the arbitration costs. In addition, in the event that the Employee prevails in said arbitration or litigation, he shall be entitled to prompt full reimbursement by Employer of his legal fees and costs incurred.

                /S/ T.A.S.                          /S/  J.C.E.
                ---------------------               ---------------------
                EMPLOYEE                            EMPLOYER

                                   ARTICLE 11
                              FURTHER RESTRUCTURING

         11.1 RECOGNITION OF POSSIBLE FUTURE RESTRUCTURING. It is recognized by Employer and Employee that the volatility in the utility industry may result in further restructurings, which may be forced by changes in the regulatory environment or which may be determined by the Board of Directors of the Employer to be in the best interests of Employer and its Members. Employee recognizes this possibility and the need for the Board of Directors of the Employer to be able to react to such changes.

         11.2 SALE OR TRANSFER OF EMPLOYER. In the event that Employer or essentially all of its assets (or control of such assets) are sold or otherwise transferred such that: (1) Employee's services as President and Chief Executive Officer of Employer are no longer required; or (2) a material reduction of Employee's title or responsibilities occurs that is inconsistent with Employee's position,

Employee will be entitled to compensation as if such event is a termination without cause. In addition, Employer shall retain and hire Employee on a one (1) year retainer basis to act as a consultant to aid in the transition process at a rate equal to Employee's then applicable yearly Base Compensation.

                                   ARTICLE 12
                      RURAL UTILITIES SERVICE REQUIREMENTS

         12.1 RIGHTS OF EMPLOYER UPON EVENT OF DEFAULT. Upon the occurrence of an Event of Default (as defined in the Amended and Consolidated Loan Contract between the Employer and the United States of America, dated as of March 1, 1997) or if an event occurs and is continuing, which will, with the passage of time or the giving of notice, or both, become an Event of Default, and the Rural Utilities Service requests that the Employer terminate Employee, then notwithstanding any other provision in this Agreement, Employer may immediately upon written notice to Employee terminate the employment of Employee.

         12.2 EFFECTIVE TERMINATION UNDER SECTION 12.1. Termination under this
Article 12 shall be deemed a termination without cause, unless the event or the Event of Default which gives rise to the Rural Utilities Service's request is caused by actions of Employee which permit termination for cause under Article
7. In either case, Employee's right to compensation will be governed by Article
7.

                                   ARTICLE 13
                                  MISCELLANEOUS

         13.1 THIRD PARTY BENEFICIARIES. There are no third party beneficiaries to this Agreement.

         13.2 NOTICES. Any notice required or permitted to be given under this Agreement shall be sufficient if in writing and sent by certified or registered mail to Employee's residence then on file with Employer. In the case of Employer or any of its subsidiaries, notice shall be sent as follows:

         Oglethorpe Power Corporation
         2100 East Exchange Place
         P.O. Box 1349
         Tucker, Georgia 30085-1349
         Attention:  Chairman of the Board.

         13.3 WAIVER OF BREACH. The waiver by Employer or Employee of a breach of any provision of this Agreement by the other shall not operate or be construed as a waiver of any subsequent breach by Employee or Employer, respectively.

         13.4 ASSIGNMENT. The rights and obligations of Employer under this Agreement shall inure to the benefit of and shall be binding upon Employer's successors and assigns.

         13.5 GOVERNING LAW. This Agreement shall be governed by, construed under, performed, and enforced in accordance with the laws of the State of Georgia.

         13.6 EMPLOYEE'S ATTORNEYS' FEES. Employer agrees to reimburse Employee for the attorneys' fees incurred in obtaining legal advice regarding this Agreement, up to a maximum of Two Thousand Five Hundred Dollars ($2,500.00).

         13.7 SEVERABILITY. Should any provision of this Agreement or portion thereof, be ruled void, invalid, unenforceable or contrary to public policy by any court of competent jurisdiction, then any remaining portion of such provision and all other provisions of this Agreement shall survive and be applied and any invalid or unenforceable portion shall be construed or performed to preserve as much of the original words, terms, purpose, and intent as shall be permitted by law.

         13.8 COUNTERPARTS. This Agreement shall be executed in duplicate counterparts. Each counterpart is deemed an original of equal dignity with the other. The official executing this Agreement on behalf of Employer represents and warrants that he has full requisite authority to do so.

         13.9 ENTIRE AGREEMENT. This Agreement sets forth the entire understanding and agreement of Employer and Employee with respect to the employment relationship between Employer and Employee which is the subject of this Agreement. All courses of dealing, and prior representations, promises, understandings and agreements, whether oral or written, including all other employment agreements between Employee and Employer, are superseded by this Agreement. No modification of or amendment to this Agreement shall be binding upon Employer or Employee unless in writing and signed by both Parties hereto. No provision of this Agreement shall be construed against or interpreted to the advantage or disadvantage of either Party by any court, judicial or other governmental authority by reason of such Party having been deemed to have structured, written, drafted or dictated such provision.

         13.10 CAPTIONS. The title to each Article and the underlined headings and titles preceding each Section of this Agreement are for the purpose of identification, convenience and ease of reference, and shall be completely disregarded in the construction of this Agreement.

         13.11 PRIOR EMPLOYMENT CONTRACT.This Agreement shall supercede and replace any and all contracts for employment between Employer and Employee.

         IN WITNESS WHEREOF, Employer and Employee have caused these presents to be executed as of the date first stated above.

                                            EMPLOYER:

                                            OGLETHORPE POWER CORPORATION
                                            (AN ELECTRIC MEMBERSHIP CORPORATION)

                                            By: /S/ J. CALVIN EARWOOD
                                               --------------------------
                                            Title: Chairman of the Board

                                            EMPLOYEE:

                                            THOMAS A. SMITH

                                            /S/ THOMAS A. SMITH
                                            ----------------------------